Summary of Significant Accounting Policies Accounts receivable (Policies)	12 Months Ended
Dec. 28, 2013
Receivables [Abstract]
Receivables, Trade and Other Accounts Receivable, Allowance for Doubtful Accounts, Policy
Accounts Receivable: The Company grants credit to customers in the normal course of business, but generally does not require collateral or any other security to support its receivables. The Company maintains an allowance for doubtful accounts for potential credit losses. During 2013, the Company recognized a $9 million accounts receivable allowance charge in connection with a distributor termination in Europe. During 2011, the Company recognized a $57 million accounts receivable allowance charge with a distributor in the Greece market. In February 2012, an agreement was reached between the Greek government and the European Union and International Monetary Fund whereby creditors would swap existing Greek government bonds for new bonds with a significant reduction in face value, a longer term and lower interest rates. This agreement, among other macroeconomic and factors specific to the distributor, negatively impacted the solvency and liquidity of the Company's Greece distributor, raising significant doubt regarding the collectability of the Company's outstanding receivable balance. As a result, the Company recognized the $57 million accounts receivable allowance charge in the consolidated financial statements for the fiscal year ended December 31, 2011, which was subsequently written off during 2012. The Company also recognized an additional $9 million accounts receivable allowance charge in 2011 for increased collection risk associated with a customer in Europe. No significant accounts receivable allowance charges were recognized in 2012. The Company's total allowance for doubtful accounts was $45 million and $47 million at December 28, 2013 and December 29, 2012, respectively.